UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 5, 2014

Ultimate Products Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-152104	77-070713267
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 Alameda Del Prado, Suite 339, Novato Ca. 94949

(Address of principal executive offices)

(Registrant's telephone number, including area code):  415-883-4408

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant's Certifying Accountant.

(a)

Previous Independent Registered Public Accounting Firm

On February 5, 2014, Ultimate Products Corporation (the “Company”) accepted the resignation of Patrick Rodgers, CPA, PA as the independent registered public accounting firm of the Company.  The resignation of Patrick Rodgers, CPA, PA was approved by the Company’s Board of Directors.

On March 14, 2014, the Company received a letter fron the Securities and Exchange Commision informing it that effective March 6, 2014, the Public Company Accounting Oversight Board (“PCAOB”) revocked the resistration of Patrick Rogers, CPA, PA.  The Boards disciplinary order can be viewed at:

http//pcaobus.org/Enforcement/Decisions/Documents/1014_Rodgers.pdf

The reports of Patrick Rodgers, CPA, PA on the Company’s financial statements as of and for the fiscal years ended March 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle except as follows:

“The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in development stage and has experienced losses from operations since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s fiscal years ended March 31, 2013 and 2012 and through February 5, 2014, there were no disagreements with Patrick Rodgers, CPA, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Patrick Rodgers, CPA, PA, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company’s fiscal years ended March 31, 2013 and 2012 and through February 5, 2014 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the disclosures herein to Patrick Rodgers, CPA, PA and requested that Patrick Rodgers, CPA, PA furnish it with an amended letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated March 20, 2014, is filed as Exhibit 16.1 to this Form 8-K/A.

(b)

New Independent Registered Public Accounting Firm

On February 5, 2014, the Company’s Board of Directors engaged Terry L. Johnson, CPA as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending March 31, 2013. On March 14, 2014, the Company engaged Mr. Johnston to re-audit the Company’s fiscal year ending March 31, 2012.

Section 9- Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Patrick Rodgers, CPA, PA to the Securities and Exchange Commission dated March 20, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2014	By:	/s/George Vogelei
George Vogelei
Chief Executive Officer/Director

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